EXHIBIT 10.1

SUPREME COURT OF THE STATE OF NEW YORK
COUNTY OF NASSAU
-----------------------------------------------------X
CREDITRISKMONITOR.COM, INC.,

               Plaintiff,                       Index No. 006211/01
                                                (Warshawsky, J.)
         -against-

SAMUEL FENSTERSTOCK and GLOBAL
CREDIT SERVICES, INC.,

               Defendants.
-----------------------------------------------------X

SUPREME COURT OF THE STATE OF NEW YORK
COUNTY OF NASSAU
-----------------------------------------------------X
GLOBAL CREDIT SERVICES, INC.,

               Plaintiff,                       Index No. 001880/03
                                                (Warshawsky, J.)
         -against-

CREDITRISKMONITOR.COM, INC., THOMAS
CORBETT and JEROME FLUM,

               Defendants.
-----------------------------------------------------X
CREDITRISKMONITOR.COM, INC. THOMAS
CORBETT and JEROME FLUM,

               Third-Party Plaintiffs,

         -against-

GERALD DELISLE, SAMUEL FENSTERSTOCK and
SERGEY POSKOTIN,

               Third-Party Defendants.
-----------------------------------------------------X

SUPREME COURT OF THE STATE OF NEW YORK
COUNTY OF NASSAU
-----------------------------------------------------X
CREDITRISKMONITOR.COM, INC.,                    Index No. 003819/04
                                                (Warshawsky, J.)
               Plaintiff,

         -against-

GERRY DELISLE, SAMUEL FENSTERSTOCK,
RYAN KOHLER and GLOBAL CREDIT SERVICES,
INC.,

                           Defendants.
-----------------------------------------------------X

SUPREME COURT OF THE STATE OF NEW YORK
COUNTY OF NASSAU
-----------------------------------------------------X
CREDITRISKMONITOR.COM, INC.,                    Index No. 008341/04
                                                (Warshawsky, J.)
               Plaintiff,

         -against-

MARK MCNAMARA and GLOBAL CREDIT
SERVICES, INC.,

               Defendants.
-----------------------------------------------------X

                       STIPULATION OF SETTLEMENT AND ORDER

      This Stipulation of Settlement (the "Stipulation") is made as of the 27th day of April, 2005, by and among CREDITRISKMONITOR.COM, INC. ("CRM"), JEROME FLUM ("Flum"), THOMAS CORBETT ("Corbett"), GLOBAL CREDIT SERVICES, INC. ("Global"), GERALD DELISLE ("Delisle"), SAMUEL FENSTERSTOCK ("Fensterstock"), SERGEY POSKOTIN ("Poskotin"), RYAN KOHLER ("Kohler") and MARK McNAMARA ("McNamara"). Each of the foregoing parties shall be referred to hereinafter individually as a "Party" and collectively as the "Parties." For purposes of this Stipulation, the terms "CRM" and "Global" shall include their respective officers, directors, shareholders, affiliates, parents, subsidiaries, employees, agents, representatives, successors, assigns and purchasers.

                              W I T N E S S E T H:

      WHEREAS, the Parties are engaged in the four actions captioned above: (1) CreditRiskMonitor.com, Inc. v. Samuel Fensterstock, et al., Nassau County Supreme Court, Index No. 6211-01 ("Action No. 1"); (2) Global Credit Services, Inc. v. CreditRiskMonitor.com, Inc., et al., Nassau County Supreme Court, Index No. 1880-03 ("Action No. 2"); (3) CreditRiskMonitor.com, Inc. v. Gerry Delisle, et al., Nassau County Supreme Court, Index No. 3819-04 ("Action No. 3"); and (4) CreditRiskMonitor.com, Inc. v. Mark McNamara, et
al., Nassau County Supreme Court, Index No. 8341-04 ("Action No. 4") (collectively, the "Lawsuits"); and

      WHEREAS, in order to avoid the expense, inconvenience and uncertainty of further litigation, the Parties desire to settle all of the Lawsuits and resolve all other prior disputes or potential claims between one another upon the terms and subject to the conditions set forth in this Stipulation.

      NOW THEREFORE, in consideration of the mutual promises and covenants contained herein, and in reliance on the representations contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound, the Parties agree as follows:

      1. Payment of Settlement Funds. Simultaneously with the execution of this Stipulation, Global shall pay to CRM, on behalf of all defendants, the sum of $1.1 million in the form of a certified attorney check payable to CreditRiskMonitor.com, Inc. ("Certified Check"), in full and final settlement of the Lawsuits, and all claims, causes of action and other demands that were asserted, or which could have been asserted, therein or otherwise between the Parties.

      2. Discontinuance of Lawsuits. Simultaneously with the execution of this Stipulation but not before CRM receives the Certified Check, the Parties shall execute and deliver Stipulations of Discontinuance with Prejudice in each of the Lawsuits, in the forms attached collectively hereto as Exhibit "A." Counsel for Global, Westerman Ball Ederer Miller & Sharfstein, LLP, shall immediately file the Stipulations of Discontinuance with Prejudice with the Clerk of the Supreme Court of Nassau County.

      3. Discontinuance of Appeals and Cross-Appeals. Simultaneously with the execution of this Stipulation but not before CRM receives the Certified Check, the Parties shall execute and deliver a Stipulation of Discontinuance with Prejudice, withdrawing and discontinuing with prejudice all appeals and cross-appeals in the matter captioned CreditRiskMonitor.com, Inc. v. Samuel Fensterstock and Global Credit Services, Inc., Supreme Court of New York, Appellate Division, Second Department, Nos. 2004-07667 and 2005-01810, in the form attached hereto as Exhibit "B." Counsel for Global, Westerman Ball Ederer Miller & Sharfstein, LLP, shall immediately file such Stipulation of Discontinuance with Prejudice with the Clerk of the Appellate Division, Second Department.

      4. Satisfaction of Judgments. Simultaneously with the execution of this Stipulation but not before CRM receives the Certified Check, CRM shall execute and deliver Satisfactions of Judgment, in the forms attached collectively hereto as Exhibit "C," marking as satisfied the judgments entered on August 24, 2004 and April 7, 2005 in the action captioned CreditRiskMonitor.com, Inc. v. Samuel Fensterstock and Global Credit Services, Inc., Nassau County Supreme Court Index No. 6211-01 (the "Judgments"). Counsel for Global, Westerman Ball Ederer Miller & Sharfstein, LLP, shall immediately file such Satisfactions of Judgment with the Clerk of the Supreme Court of Nassau County.

      5. Release of Bonds. Upon the execution of this Stipulation, and upon the "so-ordering" of this Stipulation by the Court but not before CRM receives the Certified Check, the Clerk of the Nassau County Supreme Court is directed to release and discharge with prejudice any and all bonds, letters of credit or other undertakings obtained by Global and/or Fensterstock to secure the judgments entered on August 24, 2004 and April 7, 2005 in the action captioned CreditRiskMonitor.com, Inc. v. Samuel Fensterstock and Global Credit Services, Inc., Nassau County Supreme Court Index No. 6211-01 (the "Judgments"). Upon the execution of this Stipulation, and upon the "so-ordering" of this Stipulation by the Court, Bond Number 104376653 is hereby fully and unconditionally released and discharged, and Travelers Casualty and Surety Company, and its parents, affiliates and subsidiaries are hereby released from any and all past, present and future liability under said bond and any and all other bonds, letters of credit or other undertakings obtained by Global and/or Fensterstock to secure the Judgments.

      6. Releases. (i) For and in consideration of the sum of ten dollars and other good and valuable consideration, the receipt of which is hereby acknowledged, CRM, Flum and Corbett and their respective officers, directors, shareholders, members, partners, parents, subsidiaries, affiliates, agents, employees, representatives, successors, executors, heirs and assigns release and discharge Global, Delisle, Fensterstock, Poskotin, Kohler and McNamara and their respective officers, directors, shareholders, members, partners, parents, subsidiaries, affiliates, agents, employees, representatives, successors, executors, heirs and assigns (collectively the "Global Releasees") from all actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, costs, attorneys' fees, claims and demands of any kind from the beginning of the world to the date of this Stipulation, except for the Global Releasees' obligations under this Stipulation.

            (ii) For and in  consideration  of the sum of ten  dollars and other good and valuable consideration, the receipt of which is hereby acknowledged, Global, Delisle, Fensterstock, Poskotin, Kohler and McNamara and their respective officers, directors, shareholders, members, partners, parents, subsidiaries, affiliates, agents, employees, representatives, successors, executors, heirs and assigns release and discharge CRM, Flum and Corbett and their respective officers, directors, shareholders, members, partners, parents, subsidiaries, affiliates, agents, employees, representatives, successors, executors, heirs and assigns (the "CRM Releasees") from all actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, costs, attorneys' fees, claims and demands of any kind from the beginning of the world to the date of this Stipulation, except for the CRM Releasees' obligations under this Stipulation.

      7. Covenant and Waiver of Right To Sue. Each of the Parties covenants and agrees not to bring, commence and/or maintain any actions, further actions, causes of action, claims, motions or other proceedings against any other person or entity: (i) arising from or in connection with the June 2001 Stipulation of Settlement so-ordered on July 11, 2001 and/or any other rulings or orders made in Action No. 1, Action No. 2, Action No. 3 and Action No. 4; and/or (ii) based on any current and/or future allegation that any person or entity has, from the beginning of the world to the date of this Stipulation, disclosed, misappropriated, obtained, acquired, used or otherwise acted improperly with respect to the Party's customer lists (including, without limitation, Global's 2000 customer list, a copy of which is attached as Exhibit "D", and CRM's 2000 customer list, a copy of which is attached as Exhibit "E", and all other customer lists of Global and CRM), customer information, and all other confidential, secret, proprietary or otherwise protected information or documents (including, without limitation, website information, trade secrets, know how, techniques, processes, data, source codes, plans, concepts, programs, procedures, innovations, inventions, improvements, information regarding clients, financial information, costs, process, earnings, systems, sources of supply, marketing prospective and executed contracts, budgets, business plans, and other business arrangements) and any other information that was disclosed in connection with Action No. 1, Action No. 2, Action No. 3 and Action No. 4 (all of the foregoing collectively defined as the "Information") regardless of whether such Information is used in any way, directly or indirectly, whether before the execution of this Stipulation or after. The parties mutually agree that this Stipulation does not permit Global to act unlawfully with respect to any CRM information Global first obtains or acquires after the date of this Stipulation. The parties mutually agree that this Stipulation does not permit CRM to act unlawfully with respect to any Global information CRM first obtains or acquires after the date of this Stipulation. Global, Jack Koffman ("Koffman"), to the best of his knowledge (Koffman represents he was not employed or associated with Global in any way until August 2004), and Delisle represent and warrant that Global's 2000 customer list is accurate, in all material respects, and current as of November 30, 2000 and identifies: (i) Global's customer name; (ii) then current contract commencement date; (iii) then current contract expiration date; and (iv) contract amount. Global, Koffman, Fensterstock and Delisle acknowledge and agree that this representation and warranty with respect to Global's 2000 customer list is a material representation and warranty, and that CRM would not agree to this Stipulation absent this material representation and warranty. In the event a court of competent jurisdiction determines that Global's 2000 customer list is materially and intentionally inaccurate and/or is not current as of November 30, 2000 this Stipulation shall not bind CRM and CRM may seek damages, costs and expenses that it would be entitled to recover in the absence of this Stipulation. CRM and Flum, to the best of his knowledge, represent and warrant that CRM's 2000 customer list is accurate, in all material respects, and current as of November 21, 2000 and identifies: (i) CRM's customer name; (ii) date of initial contract signing; (iii) originating salesperson; (iv) initial contract commencement date; (v) then current contract expiration date; (vi) initial contract amount; and (vii) comments. CRM, Flum and Corbett acknowledge and agree that this representation and warranty with respect to CRM's 2000 customer list is a material representation and warranty, and that Global would not agree to this Stipulation absent this material representation and warranty. In the event a court of competent jurisdiction determines that CRM's 2000 customer list is materially and intentionally inaccurate and/or is not current as of November 21, 2000 this Stipulation shall not bind Global and Global may seek damages, costs and expenses that it would be entitled to recover in the absence of this Stipulation.

      8. The Decision Strategies Litigation. Global and CRM are defendants in a pending action brought by Decision Strategies LLC ("Decision Strategies") in New York County Supreme Court, Index No. 602238/04 (this action and any venue transfers thereof shall be collectively referred to as the "Decision Strategies Litigation"). Both Global and CRM dispute that Decision Strategies' action has any merit and do not admit any liability with respect to said action. Simultaneously with the execution of this Stipulation, Global and CRM agree to the terms set forth in Exhibit "F."

      9. Acknowledgements and Representations. The Parties represent that they have the authority to enter into this Stipulation. Global represents that Koffman is authorized to sign this Stipulation on its behalf. CRM represents that Flum is authorized to sign this Stipulation on its behalf. The Parties acknowledge and agree that all representations, warranties, covenants and other obligations under this Stipulation shall survive execution and delivery of this Stipulation. The Parties acknowledge that they have read this Stipulation in its entirety, and that they fully understand all of the terms and conditions contained herein. The Parties further acknowledge that they have signed this Stipulation voluntarily and of their own free will after consultation with their respective attorneys.

      10. Governing Law and Forum Selection. This Stipulation shall be governed and construed in accordance with the laws of the State of New York. Each of the Parties to this Stipulation hereby consents to the exclusive jurisdiction of the Supreme Court of the State of New York, County of Nassau, Justice Ira B. Warshawsky (or another Justice of the same Court if Justice Warshawsky is no longer a Justice), for the purposes of commencing any action, lawsuit, motion or proceeding to enforce or interpret any provision of this Stipulation and/or arising out of or relating to any dispute between or among the Parties. In any action, lawsuit, motion or proceeding brought to enforce or interpret the provisions of this Stipulation, the prevailing party with respect to any particular issue shall be entitled to recover all of its reasonable attorney's fees, taxable costs and all other costs relating to such issue in addition to any other relief to which such party may be entitled.

      11. No Admission of Liability. The Parties enter into this Stipulation solely for the purposes of resolving and settling certain disputes among them. The entry into and performance of this Stipulation is not, and shall not be construed as, an admission by any Party of liability or wrongdoing arising out of or in connection with: (i) the facts alleged in the Lawsuits; or (ii) any causes of action, counterclaims, third-party claims or other claims between or among the Parties arising from the allegations upon which the Lawsuits were based.

      12. Entire Agreement. There are no other agreements or understandings with respect to the subject matter of this Stipulation. Any and all prior discussions, agreements or understandings, whether oral or in writing, are merged into and subsumed by this Stipulation. This Stipulation may not be modified, amended or waived in any manner, except in a writing signed by all of the Parties hereto.

      13. Notices. Any notice or other communication required or permitted to be delivered to any Party under this Stipulation shall be in writing and shall be deemed properly delivered, given and received (a) when delivered by hand, or (b) two business days after sent by registered mail or by courier or express delivery service to the address set forth below (or to such other address as such Party shall have specified in a written notice given to the other Parties hereto):

                   If to CRM:
                   CreditRiskMonitor.com, Inc.
                   Attention:  President
                   704 Executive Boulevard, Suite A
                   Valley Cottage, NY 10989

                   With a copy to:
                   Michael Masri, Esq.
                   Rivkin Radler, LLP
                   EAB Plaza
                   Uniondale, New York 11556

                   If to Corbett:
                   130 Arthur Drive
                   Parsippany, NJ  07054

                   With a copy to:
                   Michael Masri, Esq.
                   Rivkin Radler, LLP
                   EAB Plaza
                   Uniondale, New York 11556

                   If to Flum:
                   9 Dunham Road
                   Scarsdale, NY  10583

                   With a copy to:
                   Michael Masri, Esq.
                   Rivkin Radler, LLP
                   EAB Plaza
                   Uniondale, New York 11556

                   If to Global:
                   Attn:  Jack Koffman Esq.
                   Global Credit Services, Inc.
                   545 Madison Avenue
                   14th Floor
                   New York, New York 10022

                   With a copy to:
                   Jeffrey A. Miller, Esq.
                   Westerman Ball Ederer Miller & Sharfstein, LLP
                   170 Old Country Road, Suite 400
                   Mineola, New York  11501

                   If to Delisle:
                   Gerald Delisle
                   1735 York Ave. Apt. 36B
                   New York, NY  10128

                   With a copy to:
                   John Ryan, Esq.
                   Ryan Brennan & Donnelly LLP

                   131 Tulip Avenue
                   Floral Park, New York 11001

                   If to Fensterstock:
                   Samuel Fensterstock
                   77 Short Hill Lane
                   Fairfield, CT  06825

                   With a copy to:
                   John Ryan, Esq.
                   Ryan Brennan & Donnelly LLP
                   131 Tulip Avenue
                   Floral Park, New York 11001

                   If to Poskotin:
                   Sergey Poskotin
                   73 Thornycroft Ave.
                   Staten Island, NY  10312

                   With a copy to:
                   John Ryan, Esq.
                   Ryan Brennan & Donnelly LLP
                   131 Tulip Avenue
                   Floral Park, New York 11001

                   If to Kohler:
                   Ryan Kohler
                   92-22 245th St.
                   Floral Park, NY  11001

                   With a copy to:
                   John Ryan, Esq.
                   Ryan Brennan & Donnelly LLP
                   131 Tulip Avenue
                   Floral Park, New York 11001

                   If to McNamara:
                   Mark McNamara
                   310 Riverside Blvd. Apt. 5D
                   Long Beach, NY  11561

                   With a copy to:
                   John Ryan, Esq.
                   Ryan Brennan & Donnelly LLP
                   131 Tulip Avenue
                   Floral Park, New York 11001

      Any Party may change the foregoing notice address by sending written notice of such change as provided above.

      14. Construction. The Parties agree that this Stipulation was negotiated by counsel for each of the Parties hereto, and that this

Stipulation will not be construed against any Party by virtue of the fact that such Party or its counsel drafted this Stipulation.

      15. Further Assurances. The Parties agree to execute and deliver any and all additional documents, and to take any and all additional actions, as may be required to implement and to give full force and effect to the terms and intent of this Stipulation.

      16. Descriptive Headings. The descriptive headings of this Stipulation are for convenience only and shall not control or affect the meaning or construction of any provision of this Stipulation.

      17. Counterparts. This Stipulation may be executed in any number of identical counterparts each of which, when so executed and delivered, shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Any identical counterpart of this Stipulation bearing a facsimile signature shall be deemed to be an original.

      18. "So-Ordering" of this Stipulation by the Court. All Parties agree to have this Stipulation "so-ordered" by the Court. The Court will provide Global's counsel with the "Decision Strategies Disc" which Global's counsel shall hold in escrow and will provide CRM's counsel with the McNamara disc which CRM's counsel will hold in escrow. Unless notified by any party hereto within two weeks of the date of this Stipulation, Global's counsel will deliver the Decision Strategies Disc to Global and CRM's counsel will deliver the McNamara disc to McNamara's counsel who will deliver it to McNamara. The court will resolve any dispute relating to either disc.

      IN WITNESS WHEREOF, the Parties hereto have caused this Stipulation of Settlement to be duly executed as of the day and year first above-written.

CREDITRISKMONITOR.COM, INC.


By:
   ----------------------------
      JEROME FLUM

STATE OF NEW YORK )
                        )ss.:
COUNTY OF               )

      On the ______ day of __________________,  in the year 2005, before me, the undersigned, personally appeared __________________________, a duly authorized signing officer of CreditRiskMonitor.com, Inc., personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in this capacity, and that by his signature, on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.


-------------------------------
Notary Public

-------------------------------
JEROME FLUM

STATE OF NEW YORK )
                        )ss.:
COUNTY OF               )

      On the ______ day of __________________,  in the year 2005, before me, the undersigned, personally appeared Jerome Flum, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in this capacity, and that by his signature, on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.


-------------------------------
Notary Public


-------------------------------
THOMAS CORBETT

STATE OF NEW YORK )
                        )ss.:
COUNTY OF               )

      On the ______ day of __________________,  in the year 2005, before me, the undersigned, personally appeared Thomas Corbett, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in this capacity, and that by his signature, on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.


-------------------------------
Notary Public

GLOBAL CREDIT SERVICES, INC.


By:
   ----------------------------
        GERALD DELISLE

STATE OF NEW YORK )
                        )ss.:
COUNTY OF               )

      On the ______ day of __________________,  in the year 2005, before me, the undersigned, personally appeared Gerald Delisle, a duly authorized signing officer of Global Credit Services, Inc., personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in this capacity, and that by his signature, on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.


-------------------------------
Notary Public


-------------------------------
GERALD DELISLE

STATE OF NEW YORK )
                        )ss.:
COUNTY OF               )

      On the ______ day of __________________,  in the year 2005, before me, the undersigned, personally appeared Gerald Delisle, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in this capacity, and that by his signature, on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.


-------------------------------
Notary Public

-------------------------------
SAMUEL FENSTERSTOCK

STATE OF NEW YORK )
                        )ss.:
COUNTY OF               )

      On the ______ day of __________________,  in the year 2005, before me, the undersigned, personally appeared Samuel Fensterstock, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in this capacity, and that by his signature, on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.


-------------------------------
Notary Public


-------------------------------
SERGEY POSKOTIN

STATE OF NEW YORK )
                        )ss.:
COUNTY OF               )

      On the ______ day of __________________,  in the year 2005, before me, the undersigned, personally appeared Sergey Poskotin, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in this capacity, and that by his signature, on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.


-------------------------------
Notary Public

-------------------------------
RYAN KOHLER

STATE OF NEW YORK )
                        )ss.:
COUNTY OF               )

      On the ______ day of __________________,  in the year 2005, before me, the undersigned, personally appeared Ryan Kohler, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in this capacity, and that by his signature, on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.


-------------------------------
Notary Public


-------------------------------
MARK McNAMARA

STATE OF NEW YORK )
                        )ss.:
COUNTY OF               )

      On the ______ day of __________________,  in the year 2005, before me, the undersigned, personally appeared Mark McNamara, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in this capacity, and that by his signature, on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.


-------------------------------
Notary Public

GLOBAL CREDIT SERVICES, INC.


By:
   ----------------------------
        JACK KOFFMAN

STATE OF NEW YORK )
                        )ss.:
COUNTY OF               )

      On the ______ day of __________________,  in the year 2005, before me, the undersigned, personally appeared Jack Koffman, a Global Credit Services, Inc. representative who is duly authorized to sign this Stipulation on behalf of Global Credit Services, Inc., personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in this capacity, and that by his signature, on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.


-------------------------------
Notary Public

SO ORDERED this _____ day of _________,
2005:


--------------------------------
Hon. IRA B. WARSHAWSKY, J.S.C.